Assumptions
Loss Lag	6 Months
Runs to Maturity
Triggers Failing
Severity - 60%
Defaults in addition to prepays
Pricing Speed: 100 PPC

Lowest CDR where M1 has principal loss
LIBOR	CDR	Cum Losses
Forward	10.42%	13.33%
Forward + 200	11.23%	14.19%

Lowest CDR where M2 has principal loss
LIBOR	CDR	Cum Losses
Forward	7.87%	10.49%
Forward + 200	8.54%	11.26%

Lowest CDR where M3 has principal loss
LIBOR	CDR	Cum Losses
Forward	7.22%	9.73%
Forward + 200	7.87%	10.49%

Lowest CDR where M4 has principal loss
LIBOR	CDR	Cum Losses
Forward	6.35%	8.68%
Forward + 200	6.95%	9.41%

Lowest CDR where M5 has principal loss
LIBOR	CDR	Cum Losses
Forward	5.66%	7.83%
Forward + 200	6.24%	8.54%

Lowest CDR where M6 has principal loss
LIBOR	CDR	Cum Losses
Forward	4.97%	6.96%
Forward + 200	5.52%	7.66%

Lowest CDR where M7 has principal loss
LIBOR	CDR	Cum Losses
Forward	4.53%	6.39%
Forward + 200	5.07%	7.08%